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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 1999

                              HUDSON UNITED BANCORP
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                 001-08660                           22-2405746
            (Commission File Number)   (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey, 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 1999, subject to the terms and conditions of the Amended and Restated Agreement and Plan of Merger (the "JeffBanks Merger Agreement") dated as of June 28, 1999, among Hudson United Bancorp ("Hudson"), Hudson United Bank, JeffBanks, Inc. ("JeffBanks"), Jefferson Bank and Jefferson Bank of New Jersey, JeffBanks was merged with and into Hudson, with Hudson being the surviving corporation (the "JeffBanks Merger").

         Hudson is a New Jersey corporation and bank holding company. Hudson's principal operating subsidiary is Hudson United Bank. Hudson United Bank is a full service commercial bank that serves small and mid-sized businesses and customers through more than 85 branches in northern New Jersey, more than 45 offices in Connecticut, and more than 30 branches in New York.

         Prior to the JeffBanks Merger, JeffBanks was a Pennsylvania corporation and bank holding company with two bank subsidiaries, Jefferson Bank and Jefferson Bank of New Jersey. Through its bank subsidiaries, JeffBanks provided a wide range of commercial and retail banking services in Philadelphia, Pennsylvania and its immediately adjacent Pennsylvania and New Jersey suburbs.

         In accordance with the JeffBanks Merger Agreement, each share of the common stock, $1.00 par value per share, of JeffBanks ("JeffBanks Common Stock") outstanding immediately prior to the effective time of the Merger was converted into the right to receive .9785 shares of the common stock, no par value, of Hudson ("Hudson Common Stock"). The .9785 exchange ratio represents an anti-dilution adjustment resulting from Hudson's 3% common stock dividend declared as of December 1, 1999. The JeffBanks Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. As a result of the JeffBanks Merger, approximately 9.4 million shares of Hudson Common Stock were issued in exchange for JeffBanks Common Stock.

         In addition, each outstanding option or warrant to purchase shares of JeffBanks Common Stock granted under JeffBanks' stock plans was converted into an option or warrant to purchase Hudson Common Stock, wherein, (i) the right to purchase shares of JeffBanks Common Stock was converted into the right to purchase that same number of shares of Hudson Common Stock multiplied by the
 .9785 exchange ratio and (ii) the option or warrant exercise price per share of Hudson Common Stock was the previous option or warrant exercise price per share of JeffBanks Common Stock divided by the Exchange Ratio. In all other respects, JeffBanks options and warrants converted into Hudson options or warrants remain subject to the same terms and conditions as the original grant.

         The amount and type of consideration paid involved in the JeffBanks Merger was a result of negotiations between Hudson and JeffBanks.

         Hudson filed a registration statement with the Securities and Exchange Commission on Form S-4 (File No. 333-84829), as amended by Post-Effective Amendment No. 1 filed on October 5, 1999, to register under the Securities Act of 1933 the securities issued by Hudson in connection with the JeffBanks Merger.



ITEM 5.  OTHER EVENTS

         Southern Merger.

         On November 30, 1999, subject to the terms and conditions of the Amended and Restated Agreement and Plan of Merger (the "Southern Merger Agreement") dated as of June 28, 1999, among Hudson, Hudson United Bank, Southern Jersey Bancorp of Delaware, Inc. ("Southern"), and The Farmers and Merchants National Bank of Bridgeton, Southern was merged with and into Hudson, with Hudson being the surviving corporation (the "Southern Merger"). In accordance with the Southern Merger Agreement, each share of the common stock, $1.67 par value per share, of Southern ("Southern Common Stock") outstanding immediately prior to the effective time of the Southern Merger was converted into the right to receive 1.2978 shares of the Hudson Common Stock. The 1.2978 exchange ratio represents an anti-dilution adjustment resulting from Hudson's 3% common stock dividend declared as of December 1, 1999. In addition outstanding options to acquire Southern Common Stock were converted into Hudson Common Stock. The Southern Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. As a result of the Southern Merger, approximately 1.3 million shares of Hudson Common Stock were issued in exchange for Southern Common Stock and options to acquire Southern Common Stock.

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         Supplemental Financial Statements.

         The following supplemental combined consolidated financial statements of Hudson, restating Hudson's historical consolidated financial statements as of and for the three years ended December 31, 1998, and for the nine months ended September 30, 1999 to reflect the JeffBanks Merger and the Southern Merger, are incorporated herein by reference to Exhibit 99.2 filed herewith:

         1. Supplemental Consolidated Financial Statements for September 30, 1999 and 1998 (unaudited).

         2.  Notes  to  Supplemental   Consolidated   Financial  Statements  for
September 30, 1999 and 1998 (unaudited).

         3. Supplemental Management's Discussion and Analysis for the three years ended December 31, 1998, 1997 and 1996.

         4. Supplemental Consolidated Balance Sheets as of December 31, 1998 and 1997.

         5. Supplemental Consolidated Statements of Income for the three years ended December 31, 1998, 1997 and 1996.

         6. Supplemental Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1998, 1997 and 1996.

         7. Supplemental Consolidated Statements of Cash Flows for the three years ended December 31, 1998, 1997 and 1996.

         8. Notes to the Supplemental Consolidated Financial Statements as of December 31, 1999 and 1998 and for the three years ended December 31, 1998, 1997 and 1996.

         9. Report of Arthur Andersen LLP.

         The report of Arthur Andersen LLP, independent accountants, on the supplemental combined consolidated financial statements of Hudson as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 is incorporated by reference to Exhibit 99.2.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  The historical financial statements of JeffBanks as filed in its Annual Report for the fiscal year ended December 31, 1998, and in its Quarterly Report for the nine months ended September 30, 1999 are incorporated herein by reference to Exhibits 99.3 and 99.4 respectively, filed herewith.

                  The report of Grant Thornton LLP, independent accountants, on the historical financial statements of JeffBanks as of December 31, 1998 and 1997 is incorporated by reference to
                  Exhibit 99.3.

         (b)      Unaudited Pro Forma Combined Condensed Financial Information.

                  UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                  The pro forma combined condensed financial information related to the JeffBanks Merger is attached hereto. It is derived from pages 57-62 of the Joint Proxy-Statement Prospectus dated August 13, 1999 and has been adjusted to account for the 3% stock dividend effective December 1, 1999.

                  Hudson's pro forma combined condensed financial information for the nine month period ended September 30, 1999 is incorporated herein by reference to Exhibit 99.5.

         (c)      Exhibits:

                  2.1 Agreement and Plan of Merger dated June 28, 1999, among Hudson United Bancorp, Hudson United Bank, JeffBanks, Inc., Jefferson Bank and Jefferson Bank of New Jersey (incorporated by reference from Exhibit
                           99.1 to Hudson's Form 8-K/A filed June 30, 1999).

                  23.1     Consent of Independent Public Accountants of Hudson.

                  99.1 Certain pro forma financial information relating to the JeffBanks Merger derived from pages 57-62 of
                           Hudson's   Joint  Proxy Statement-Prospectus dated
                           August 13, 1999.

                  99.2     Supplemental    Combined    Consolidated    Financial
                           Information of Hudson.

                  99.3     JeffBanks   Financial   Information  for  year  ended
                           December 31, 1998, previously filed as part of JeffBanks' Annual Report on Form 10-K for year ended December 31, 1998.

                  99.4 JeffBanks Financial Information for the nine months ended September 30, 1999, previously filed with JeffBanks' Quarterly Report on Form 10-Q for the period ended September 30, 1999.

                  99.5     Hudson's pro forma  combined   condensed    financial
                           information for the nine month period ended September 30, 1999

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                HUDSON UNITED BANCORP

Dated: December 15, 1999              By: /s/ D. LYNN VAN BORKULO-NUZZO
                                           -------------------------------
                                              D. Lynn Van Borkulo-Nuzzo
                                              Executive Vice President and
                                              Corporate Secretary

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                                INDEX TO EXHIBITS


              Exhibit No.   Description
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                  2.1      Agreement  and Plan of Merger  dated  June 28,  1999,
                           among Hudson United Bancorp, Hudson United Bank, JeffBanks, Inc., Jefferson Bank and Jefferson Bank of New Jersey (incorporated by reference from Exhibit
                           99.1 to Hudson's Form 8-K/A filed June 30, 1999).

                  23.1     Consent of Independent Public Accountants of Hudson.

                  99.1 Certain pro forma financial information relating to the JeffBanks Merger derived from pages 57-62 of Hudson's Joint Proxy Statement-Prospectus dated August 13, 1999.

                  99.2     Supplemental    Combined    Consolidated    Financial
                           Information of Hudson.

                  99.3     JeffBanks   Financial   Information  for  year  ended
                           December 31, 1998, previously filed as part of JeffBanks' Annual Report on Form 10-K for year ended December 31, 1998.

                  99.4 JeffBanks Financial Information for the nine months ended September 30, 1999, previously filed with JeffBanks' Quarterly Report on Form 10-Q for the period ended September 30, 1999.

                  99.5     Hudson's  pro  forma  combined  condensed   financial
                           information for the nine month period ended September 30, 1999